HAMILTON LANE INCORPORATED REPORTS STRONG FOURTH FISCAL QUARTER AND FISCAL YEAR 2024 RESULTS, WITH MANAGEMENT AND ADVISORY FEES GROWING BY 22% AND ASSETS UNDER MANAGEMENT GROWING BY 11% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – May 23, 2024 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the fourth fiscal quarter and full fiscal year ended March 31, 2024.

FISCAL YEAR 2024 HIGHLIGHTS

•Assets under management – Total assets under management of $124 billion grew 11% year-over-year. Fee-earning assets under management increased 15% to $66 billion over the same period.

•Revenue – Management and advisory fees increased 22% to $451.9 million for fiscal 2024.

•Carried Interest – Unrealized carried interest balance of $1.2 billion was up 19% year-over-year.

•Earnings per share – GAAP EPS of $3.69 on $140.9 million of GAAP net income for fiscal 2024.

•Dividend – Declared a quarterly dividend of $0.49 per share of Class A common stock to record holders at the close of business on June 14, 2024 that will be paid on July 5, 2024. The target full-year dividend of $1.96 represents a 10% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its fourth quarter and full fiscal year 2024 results, which can be accessed by clicking here.

Hamilton Lane Co-CEO Erik Hirsch commented: “Fiscal year 2024 was another strong year for Hamilton Lane. We continue to execute well across the entirety of the business and our growth remains robust. Our market continues to offer significant opportunity and we remain intensely focused on delivering for our clients and shareholders.”

Conference Call
Hamilton Lane will discuss fourth quarter and full fiscal year 2024 results in a webcast and conference call today, Thursday, May 23, 2024, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website by clicking here at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 700 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $920.6 billion in assets under management and supervision, composed of $124.4 billion in discretionary assets and $796.2 billion in non-discretionary assets, as of March 31, 2024. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission, including our upcoming Form 10-K for fiscal 2024. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

Fiscal Year 2024 Fourth Quarter and Full Year Results May 23, 2024

2Hamilton Lane | Global Leader in the Private Markets Today's Speakers Erik Hirsch Co-CEO Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations

3Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $124 billion and $66 billion, respectively, as of March 31, 2024, increases of 11% and 15%, respectively, compared to March 31, 2023 • Management and advisory fees increased 22% compared to fiscal 2023 USD in millions except per share amounts Q4 FY24 FY24 vs. FY23 Management and advisory fees $123.7 $451.9 22 % GAAP net income $48.4 $140.9 29 % GAAP EPS $1.26 $3.69 23 % Adjusted net income1 $74.6 $211.5 18 % Non-GAAP EPS1 $1.38 $3.92 17 % Fee Related Earnings1 $56.1 $193.3 22 % Adjusted EBITDA1 $91.1 $272.5 5% • Declared a quarterly dividend of $0.49 per share of Class A common stock to record holders at the close of business on June 14, 2024 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation. Period Highlights

4Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3/31/24 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 11 % AUA: 7% $921B AUM & AUA 1 CAGR: 18% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $796 $124 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $120 $783

5Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $25 $26 $31 $35 $38 $14 $16 $18 $23 $28 Customized Separate Accounts Specialized Funds Mar-20 Mar-21 Mar-22 Mar-23 Mar-24 $0 $10 $20 $30 $40 $50 $60 $70 $80 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM *Numbers may not tie due to rounding Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Fundraising 6th secondary fund, 9th credit-oriented fund, 2nd infrastructure fund, and evergreen funds $42 $57 $39 $49 $66 Fee-Earning AUM Driving Revenues .56% .59% .63%.60%

6Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $2.9 billion year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Secondary fund • Credit-oriented fund • Infrastructure fund • Evergreen funds • $5.5 billion year-over-year increase in FEAUM • Closings during Q4 FY24: ◦ Secondary fund: $802M Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $51 billion year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Strong growth across management and advisory fees

Management and Advisory Fees
YTD


Y-o-Y Change: 22%
USD in Millions
$372
$452
FY23
FY24

Long-Term Growth


CAGR: 16%
USD in Millions
$218
$452
FY19
FY24

- Recurring management and advisory fees represented an average of over 80% of total revenues over the past five fiscal years
- Y-o-Y increase of 22%
- $12.3 million in retroactive fees from our latest secondary fund in the quarter

Incentive Fees
YTD


Y-o-Y Change: (35)%
USD in Millions
$157
$102
FY23
FY24

Long-Term Growth


CAGR: 24%
USD in Millions
$34
$102
FY19
FY24

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.2 billion as of 3/31/24 diversified across 3,000+ assets and 100 funds
- Timing of realizations unpredictable

Total Revenues
YTD


Y-o-Y Change: 5%
USD in Millions
$529
$554
FY23
FY24

Long-Term Growth


CAGR: 17%
USD in Millions
$252
$554
FY19
FY24

- Total revenues increased by 5%, driven by management and advisory fees

Hamilton Lane | Global Leader in the Private Markets
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9Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,191 $1,022 $1,221 92 90 100 Unrealized Carried Interest Vehicles in Unrealized Carry Position Mar-22 Mar-23 Mar-24 0 20 40 60 80 100 120 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 46% 5-8 years 27% 8-12 years 23% > 12 years 4% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD


Y-o-Y Change: 29%
USD in Millions
$109
$141
FY23
FY24

Long-Term Growth


CAGR: 32%
USD in Millions
$34
$141
FY19
FY24

Adjusted EBITDA[1]

YTD


Y-o-Y Change: 5%
USD in Millions
$260
$273
FY23
FY24

Long-Term Growth


CAGR: 18%
USD in Millions
$118
$273
FY19
FY24

Fee Related Earnings[1]

YTD


Y-o-Y Change: 22%
USD in Millions
$159
$193
FY23
FY24

Long-Term Growth


CAGR: 17%
USD in Millions
$90
$193
FY19
FY24

- $48M in net income attributable to HLI for the quarter

- Y-o-Y increase of 5% driven by growth in management and advisory fees partially offset by lower incentive fees

- Y-o-Y growth of 22%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

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11Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $154 $208 $374 $514 $588 $632 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Mar-24 $0 $100 $200 $300 $400 $500 $600 $700 • For 3/31/2024, the total investment balance consisted primarily of: ◦ ~$408M in investments in our funds ◦ ~$224M in technology related and other investments • Modest leverage • $196M of debt as of 3/31/2024 U S D in M ill io ns Leverage $171 $214 $196 Mar-22 Mar-23 Mar-24 $0 $50 $100 $150 $200 $250 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2023	Three Months Ended March 31, 2024	% Change	Year Ended March 31, 2023	Year Ended March 31, 2024	% Change
Management and advisory fees	$95,692	$123,704	29 %	$371,874	$451,936	22 %
Incentive fees	17,096	52,961	210 %	149,931	101,906	(32) %
Consolidated variable interest entities related:						
Incentive fees	—	—	N/A	6,948	—	(100) %
Total revenues	**112,788**	**176,665**	**57 %**	**528,753**	**553,842**	**5 %**
Compensation and benefits	40,177	64,266	60 %	198,412	204,004	3 %
General, administrative and other	23,329	28,495	22 %	89,395	103,403	16 %
Consolidated variable interest entities related:		—				
General, administrative and other	(35)	17	N/A	906	617	(32) %
Total expenses	**63,471**	**92,778**	**46 %**	**288,713**	**308,024**	**7 %**
Equity in income of investees	12,581	14,822	18 %	5,088	34,893	586 %
Interest expense	(2,590)	(2,788)	8 %	(8,617)	(11,169)	30 %
Interest income	950	1,891	99 %	1,789	5,427	203 %
Non-operating gain (loss)	6,635	(1,526)	(123) %	(5,243)	(2,515)	(52) %
Consolidated variable interest entities related:						
Equity in income of investees	425	938	121 %	1,455	1,598	10 %
Unrealized gain	440	—	(100) %	4,773	3,034	(36) %
Interest expense	—	—	N/A	—	(6)	N/A
Interest income	336	—	(100) %	3,325	4,581	38 %
Total other income (expense)	**18,777**	**13,337**	**(29)%**	**2,570**	**35,843**	**1,295 %**
Income before income taxes	**68,094**	**97,224**	**43 %**	**242,610**	**281,661**	**16 %**
Income tax expense	16,659	20,399	22 %	55,425	54,454	(2) %
Net income	**51,435**	**76,825**	**49 %**	**187,185**	**227,207**	**21 %**
Less: Income attributable to non-controlling interests in general partnerships	213	363	70 %	986	534	(46) %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,701	28,102	43 %	71,027	80,835	14 %
Less: Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	—	—	N/A	5,617	—	(100) %
Less: Income attributable to non-controlling interests in consolidated funds	435	—	(100) %	435	4,980	1,045 %
Net income attributable to Hamilton Lane Incorporated	**$31,086**	**$48,360**	**56 %**	**$109,120**	**$140,858**	**29 %**
Basic earnings per share of Class A common stock	$0.84	$1.26	50 %	$3.05	$3.72	22 %
Diluted earnings per share of Class A Common stock	$0.82	$1.26	54 %	$3.01	$3.69	23 %
Weighted-average shares of Class A common stock outstanding - basic	37,206,876	38,273,558		37,059,654	37,858,177	
Weighted-average shares of Class A common stock outstanding - diluted	53,785,158	38,418,650		53,698,681	53,902,467	

Hamilton Lane | Global Leader in the Private Markets

13

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2023	2024	% Change	Year Ended March 31, 2023	2024	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$95,692	$123,704	29 %	$371,874	$451,936	22 %
Revenue related to consolidated funds	61	—	(100) %	61	394	546 %
Total expenses	63,471	92,778	46 %	288,713	308,024	7 %
Less:						
Incentive fee related compensation[2]	(8,120)	(25,157)	210 %	(74,374)	(48,406)	(35) %
Consolidated VIE related general, administrative and other expenses	—	—	N/A	(846)	(566)	(33) %
Non-operating income related compensation	(313)	—	N/A	(367)	(59)	(84) %
Management fee related expenses	55,038	67,621	23 %	213,126	258,993	22 %
Fee Related Earnings	**$40,715**	**$56,083**	**38 %**	**$158,809**	**$193,337**	**22 %**
Fee Related Earnings Margin	**43 %**	**45 %**		**43 %**	**43 %**	
Incentive fees	17,096	52,961	210 %	156,879	101,906	(35) %
Incentive fees attributable to non-controlling interests	—	—	N/A	(302)	—	N/A
Incentive fee related compensation[2]	(8,120)	(25,157)	210 %	(74,374)	(48,406)	(35) %
Non-operating income related compensation	(313)	—	N/A	(367)	(59)	(84) %
Interest income	950	1,891	99 %	1,789	5,427	203 %
Equity-based compensation	3,134	2,906	(7) %	9,950	12,133	22 %
Depreciation and amortization	1,842	2,411	31 %	7,442	8,186	10 %
Adjusted EBITDA	**$55,304**	**$91,095**	**65 %**	**$259,826**	**$272,524**	**5 %**
Adjusted EBITDA Margin	**49 %**	**52 %**		**49 %**	**49 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$31,086**	**$48,360**	**56 %**	**$109,120**	**$140,858**	**29 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,701	28,102	43 %	71,027	80,835	14 %
Income tax expense	16,659	20,399	22 %	55,425	54,454	(2) %
Adjusted pre-tax net income	**67,446**	**96,861**	**44 %**	**235,572**	**276,147**	**17 %**
Adjusted income taxes[3]	(15,884)	(22,306)	40 %	(56,066)	(64,618)	15 %
Adjusted net income	**$51,562**	**$74,555**	**45 %**	**$179,506**	**$211,529**	**18 %**
Adjusted shares outstanding	**53,785,158**	**53,994,746**		**53,698,681**	**53,902,467**	
Non-GAAP earnings per share	**$0.96**	**$1.38**	**44 %**	**$3.34**	**$3.92**	**17 %**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.8% and 23.4% for the years ended March 31, 2023 and 2024, respectively, applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 23.4% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.4%.

Hamilton Lane | Global Leader in the Private Markets

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15Hamilton Lane | Global Leader in the Private Markets Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2023 2024 % Change 2023 2024 % Change Management and advisory fees Specialized funds $52,169 $76,039 46% $196,268 $261,012 33 % Customized separate accounts 30,434 32,124 6% 117,763 128,826 9 % Advisory 5,712 5,838 2% 24,785 24,229 (2) % Reporting and other 5,622 6,413 14% 24,792 24,711 0 % Distribution management 697 1,075 54% 2,560 5,054 97 % Fund reimbursement revenue 1,058 2,215 109% 5,706 8,104 42 % Total management and advisory fees $95,692 $123,704 29% $371,874 $451,936 22 % Reporting and other: 8% Customized separate accounts: 29% Specialized funds: 58% Advisory: 5% Year Ended March 31, 2024 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	Three Months Ended March 31, 2023	2024	% Change	Year Ended March 31, 2023	2024	% Change
Incentive fees						
Direct equity funds	$2,368	$3,943	67 %	$60,472	$7,387	(88) %
Secondary funds	8,933	29,419	229 %	36,326	41,464	14 %
Direct credit funds	1,497	3,147	110 %	9,135	7,872	(14) %
Evergreen funds	1,172	5,530	372 %	5,241	15,404	194 %
Other specialized funds	1,427	4,745	233 %	13,986	17,861	28 %
Customized separate accounts	1,699	6,177	264 %	31,719	11,918	(62) %
Incentive fees	**$17,096**	**$52,961**	**210 %**	**$156,879**	**$101,906**	**(35)%**

	As of March 31, 2023	December 31, 2023	March 31, 2024	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$359	$130	$42	(88) %	(68) %
Secondary Fund III	30,084	28,370	450	(99) %	(98) %
Secondary Fund IV	121,750	117,690	112,008	(8) %	(5) %
Secondary Fund V	144,739	147,372	162,124	12 %	10 %
Secondary Fund VI	5,209	27,436	35,841	588 %	31 %
Co-investment Fund II	17,047	17,143	20,041	18 %	17 %
Co-investment Fund III	51,139	40,241	42,443	(17) %	5 %
Co-investment Fund IV	111,318	132,875	150,097	35 %	13 %
Equity Opportunities Fund V	11,252	24,779	35,832	218 %	45 %
Evergreen funds	95,477	120,290	153,709	61 %	28 %
Other specialized funds	113,627	117,504	133,127	17 %	13 %
Customized separate accounts	320,249	351,848	375,774	17 %	7 %
Total allocated carried interest	**$1,022,250**	**$1,125,678**	**$1,221,488**	**19 %**	**9 %**

Hamilton Lane | Global Leader in the Private Markets

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17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) March 31, 2023 December 31, 2023 March 31, 2024 YoY % Change QoQ % Change Assets under management / advisement Assets under management $111,901 $119,953 $124,406 11% 4 % Assets under advisement 744,770 782,892 796,173 7% 2 % Total assets under management /advisement $856,671 $902,845 $920,579 7% 2 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $33,089 $36,234 $36,924 12% 2 % Contributions 3,204 1,743 2,896 (10) % 66 % Distributions (1,725) (1,000) (2,478) 44% 148 % Foreign exchange, market value and other 116 (53) 232 100 % N/A Balance, end of period $34,684 $36,924 $37,574 8% 2 % Specialized funds Balance, beginning of period $21,776 $25,187 $26,175 20% 4 % Contributions 961 1,273 2,053 114% 61 % Distributions (233) (370) (261) 12% (29) % Foreign exchange, market value and other 158 85 208 32% 145 % Balance, end of period $22,662 $26,175 $28,175 24% 8 % Total Balance, beginning of period $54,865 $61,421 $63,099 15% 3 % Contributions 4,165 3,016 4,949 19% 64 % Distributions (1,958) (1,370) (2,739) 40% 100 % Foreign exchange, market value and other 274 32 440 61% 1,275 % Balance, end of period $57,346 $63,099 $65,749 15% 4 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2023 March 31, 2024 Assets Cash and cash equivalents $99,686 $114,634 Restricted cash 4,804 4,985 Fees receivable 47,140 108,291 Prepaid expenses 9,817 11,073 Due from related parties 7,186 8,150 Furniture, fixtures and equipment, net 28,425 33,013 Lease right-of-use assets, net 62,327 62,425 Investments 530,921 603,697 Deferred income taxes 233,912 261,887 Other assets 46,784 34,435 Assets of consolidated variable interest entities: Cash and cash equivalents 12,062 — Investments 57,044 28,575 Other assets 435 35 Total assets $1,140,543 $1,271,200 Liabilities and equity Accounts payable $4,559 $4,505 Accrued compensation and benefits 24,190 35,979 Accrued members' distributions 15,723 23,815 Accrued dividend 15,049 17,628 Debt 213,533 196,159 Payable to related parties pursuant to tax receivable agreement 174,702 201,422 Lease liabilities 78,817 79,033 Other liabilities (includes $14,228 and $13,071 at fair value) 32,856 36,700 Liabilities of consolidated variable interest entities: Other liabilities 6,922 1 Total liabilities 566,351 595,242 Total equity 574,192 675,958 Total liabilities and equity $1,140,543 $1,271,200 Condensed Consolidated Balance Sheets (Unaudited)

Condensed Consolidated Statements of Cash Flows (Unaudited)

(Dollars in thousands)	Year Ended March 31, 2022	2023	2024
Operating activities			
Net income	$247,253	$187,185	$227,207
Adjustments to reconcile net income to net cash provided by operating activities:			
Depreciation and amortization	5,495	7,443	8,186
Change in deferred income taxes	23,944	20,433	16,697
Change in payable to related parties pursuant to tax receivable agreement	(5,332)	(3,251)	318
Equity-based compensation	7,404	9,950	12,133
Equity in income of investees	(78,813)	(5,088)	(34,893)
Net realized (gain) loss on sale of investments	(11,936)	(12,230)	288
Fair value adjustment of other investments	(47,487)	(20,730)	333
Proceeds received from partnerships	46,817	15,981	28,254
Non-cash lease expense	9,890	7,460	8,696
Gain on sale of intangible asset	—	2,771	—
Impairment of other investment	—	43,289	—
Other	(815)	(2,813)	706
Changes in operating assets and liabilities	(22,370)	(25,252)	(41,931)
Consolidated variable interest entities related	(4,527)	1,441	(105,142)
Net cash provided by operating activities	**$169,523**	**$226,589**	**$120,852**
Investing activities			
Purchase of furniture, fixtures and equipment	$(8,526)	$(4,747)	$(11,073)
Cash paid for acquisition of business	(10,096)	(1,500)	—
Purchase of convertible notes	—	(2,535)	(8,000)
Purchase of investments	(18,997)	(37,025)	(6,352)
Proceeds from sale of investments	12,623	13,478	1,343
Distributions received from investments	12,739	1,406	—
Proceeds from sale of intangible assets	—	—	3,305
Distributions received from Partnerships	15,010	14,438	14,147
Contributions to Partnerships	(73,240)	(84,557)	(57,722)
Consolidated variable interest entities related	—	278,954	(57,832)
Net cash (used in) provided by investing activities	**$(70,487)**	**$177,912**	**$(122,184)**
Financing activities			
Proceeds from offering	$73,833	$43,686	$201,671
Purchase of membership interests	(73,833)	(43,686)	(201,671)
Borrowings of debt, net of deferred financing coss	24,925	31,682	—
Repayments of long term debt	(1,840)	(4,496)	(2,500)
Drawdown on revolver	—	40,000	10,000
Repayment of revolver	(15,000)	(25,000)	(25,000)
Repurchase of Class B common stock	(1)	—	(2)
Repurchase of Class A shares for employee tax withholding	(3,485)	(2,325)	(3,507)
Proceeds received from issuance of shares under Employee Share Purchase Plan	1,860	1,937	2,253
Payments to related parties pursuant to the tax receivable agreement	(23,170)	(10,345)	(11,123)
Dividends paid	(49,630)	(72,409)	(65,406)
Members' distributions paid	(47,711)	(63,444)	(43,872)
Consolidated variable interest entities related	836	(259,746)	143,556
Net cash (used in) provided by financing activities	**$(113,216)**	**$(364,146)**	**$4,399**
(Decrease) increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities	**(14,180)**	**40,355**	**3,067**
Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at beginning of the period	90,377	76,197	116,552
Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at end of the period	**$76,197**	**$116,552**	**$119,619**

Hamilton Lane | Global Leader in the Private Markets

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Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2019	Year Ended March 31, 2024	Three Months Ended March 31, 2023	Three Months Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024
Net income attributable to Hamilton Lane Incorporated	**$33,573**	**$140,858**	**$31,086**	**$48,360**	**$109,120**	**$140,858**
Income attributable to non-controlling interests in general partnerships	564	534	213	363	986	534
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	64,860	80,835	19,701	28,102	71,027	80,835
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	—	—	—	—	5,617	—
Income attributable to non-controlling interests in consolidated funds	—	4,980	435	—	435	4,980
Incentive fees	(34,406)	(101,906)	(17,096)	(52,961)	(156,879)	(101,906)
Incentive fee related compensation[1]	14,983	48,406	8,120	25,157	74,374	48,406
Consolidated VIE related general, administrative and other expenses	—	566	—	—	846	566
Revenue related to consolidated funds	—	394	61	—	61	394
Non-operating income related compensation	—	59	313	—	367	59
Interest income	(255)	(10,008)	(1,285)	(1,891)	(5,114)	(10,008)
Interest expense	3,039	11,175	2,590	2,788	8,617	11,175
Income tax expense	30,560	54,454	16,659	20,399	55,425	54,454
Equity in income of investees	(7,202)	(36,491)	(13,006)	(15,760)	(6,543)	(36,491)
Contingent compensation related to acquisition	5,100	—	—	—	—	—
Non-operating (gain) loss	(20,915)	(519)	(7,076)	1,526	470	(519)
Fee Related Earnings	**$89,901**	**$193,337**	**$40,715**	**$56,083**	**$158,809**	**$193,337**
Depreciation and amortization	2,500	8,186	1,842	2,411	7,442	8,186
Equity-based compensation	6,382	12,133	3,134	2,906	9,950	12,133
Incentive fees	34,406	101,906	17,096	52,961	156,879	101,906
Incentive fees attributable to non-controlling interests	(725)	—		—	(302)	—
Incentive fee related compensation[1]	(14,983)	(48,406)	(8,120)	(25,157)	(74,374)	(48,406)
Non-operating income related compensation	—	(59)	(313)	—	(367)	(59)
Interest income	255	5,427	950	1,891	1,789	5,427
Adjusted EBITDA	**$117,736**	**$272,524**	**$55,304**	**$91,095**	**$259,826**	**$272,524**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$31,086**	**$48,360**	**$109,120**	**$140,858**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			19,701	28,102	71,027	80,835
Income tax expense			16,659	20,399	55,425	54,454
Adjusted pre-tax net income			**67,446**	**96,861**	**235,572**	**276,147**
Adjusted income taxes[2]			(15,884)	(22,306)	(56,066)	(64,618)
Adjusted net income			**$51,562**	**$74,555**	**$179,506**	**$211,529**
Adjusted shares outstanding			**53,785,158**	**53,994,746**	**53,698,681**	**53,902,467**
Non-GAAP earnings per share			**$0.96**	**$1.38**	**$3.34**	**$3.92**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.8% and 23.4% for the years ended March 31, 2023 and 2024, respectively, applied to adjusted pre-tax net income. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%. The 23.4% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.4%.

Hamilton Lane | Global Leader in the Private Markets

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21Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating (loss) gain and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) non-operating (loss) gain and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the years ended March 31, 2023 and 2024 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated ("HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. Terms

22Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission, including our upcoming Form 10-K for fiscal 2024. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of May 23, 2024 Disclosures